UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):         March 2, 2004


                          ANNTAYLOR STORES CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                 1-10738              13-3499319
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of  Incorporation)                                           Identification No.)



                              142 West 57th Street
                            New York, New York 10019
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                          (212) 541-3300 (Registrant's
                     Telephone Number, Including Area Code)

                                 Not Applicable
                  (Former Names or Former Addresses, if Changed
                               Since Last Report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On March 2, 2004, AnnTaylor Stores Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press Release issued by AnnTaylor Stores Corporation on
                    March 2, 2004.




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ANNTAYLOR STORES CORPORATION


                                            By: /s/ Barbara K. Eisenberg
                                                -------------------------------
                                                Barbara K. Eisenberg
Date:  March 2, 2004                            Senior Vice President,
                                                General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit No.                                  Description

99.1      Press Release issued by AnnTaylor Stores Corporation on March 2, 2004.